DAVIDSON INTERMEDIATE TAXABLE ETF
(Ticker: DFIT)

www.davidson-funds.com
Listed on the Cboe BZX Exchange, Inc. (the “Exchange”)

SUMMARY PROSPECTUS

October 30, 2026
Before you invest, you may want to review the Davidson Intermediate Taxable ETF’s (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated October 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI and other information about the Fund online at www.davidson-funds.com. You can also get this information at no cost by calling 1-877-332-0529.
Investment Objective
The Davidson Intermediate Taxable ETF (the “Fund”) seeks current income, preservation of principal value and total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.30%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.30%
(1) Under the Investment Advisory Agreement, Davidson Investment Advisors, Inc. (the “Adviser”) has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “1940 Act”).

(2) Estimated for the current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$31	$97
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. As the Fund is new, it does not have any portfolio turnover information as of the date of this Prospectus.
Principal Investment Strategies of the Fund
Under normal market conditions, the Davidson Intermediate Taxable ETF will invest primarily in investment-grade taxable fixed-income securities and seek to maintain intermediate fixed income characteristics at the portfolio level. The Fund may invest up to 5% of its total assets in below investment-grade securities. The fixed-income securities in which the Fund may invest include U.S. Treasury bonds, U.S. Government agency bonds, taxable municipal bonds, corporate bonds, convertible corporate debt, asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”), including pass-through MBS and collateralized mortgage obligations (“CMOs”). The Fund may also invest in debt obligations issued by U.S. Government-Sponsored Enterprises (“GSEs”). The Fund defines “investment-grade” fixed-income securities as securities which are rated as investment-grade by at least one nationally recognized statistical rating organization (“NRSRO”), such as a security rated BBB- or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”) or rated Baa3 or higher by Moody’s Ratings (“Moody’s”), at the time of purchase. The Fund defines “below investment-grade” fixed-income securities as securities which are rated as below investment-grade by all NRSROs that have rated the security, meaning that no NRSRO has rated the security investment-grade, such as a security for which each available rating is BB+ or lower by S&P or Fitch, or Ba1 or lower by Moody’s, at the time of purchase. If a security is unrated, then the Adviser will rely on its due diligence to determine whether the security is of comparable quality, and the Adviser may invest in the security if it is determined to be of comparable quality. The Fund generally invests in investment-grade issues and seeks to maintain an average portfolio maturity of three to seven years, which the Adviser believes is consistent with intermediate fixed income portfolio characteristics, but may invest up to 5% of its total assets in below investment-grade securities. The Fund may invest in instruments with a range of maturities, including short-, intermediate- and long-term maturities, if the Adviser determines that purchasing or retaining such securities is consistent with the Fund's portfolio-level maturity and duration targets.
The Fund may invest in the following fixed-income securities within the indicated limits:
•Corporate bonds: up to 80% of total assets
•MBS: up to 20% of total assets
•ABS: up to 20% of total assets
•U.S. Government agency bonds: up to 20% of total assets
•Debt obligations issued by GSEs: up to 20% of total assets
•U.S. Treasury bonds: up to 100% of total assets

•Taxable municipal bonds: up to 20% of total assets
To the extent the Fund has significant exposure to either corporate bonds or U.S. Treasury bonds, its allocation to the other asset class generally will be lower within the Fund’s stated investment ranges. From time to time, the Fund may invest a significant portion of its assets in securities of companies within the same economic sector.
The Adviser performs fundamental credit analysis and monitors issuers and credit trends. The Adviser actively manages the Fund’s duration and credit exposures, while monitoring and responding to evolving economic conditions and developments, including changes in the interest rate environment. The Adviser manages the Fund’s duration relative to the Fund’s benchmark and yield curve positioning.
The Adviser selects securities for investment based on a combination of quantitative and qualitative assessments. The quantitative factors evaluated by the Adviser include yield, duration and income. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Bonds with shorter duration are typically less sensitive to interest rate changes. Duration takes into account a debt instrument’s cash flows over time, including the possibility that a debt instrument might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. The Adviser’s qualitative evaluation process is based on risk assessment, and in particular, risk assessment on the credit side. The Adviser evaluates interest rates and seeks to quantify the impact of market fluctuations. In selecting investments for the Fund, the Adviser evaluates investment-grade issues, which the Adviser believes exhibit attractive risk/reward profiles and which the Adviser believes have catalysts in place to drive credit spreads lower. The Adviser may determine to sell a security based on the Adviser’s risk assessment, portfolio construction considerations, and opportunity costs in a relative value context.
Principal Risks of Investing in the Fund
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to the Fund’s net asset value (NAV) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders, and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities, and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results, and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than the NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
◦Cash Transaction Risk. The Fund may effect a portion of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.
•Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•Management Risk. The Fund is an actively managed investment portfolio and relies on the Adviser’s ability to pursue the Fund’s goal. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results.
•Interest Rate Risk. The Fund’s investments in fixed-income securities will change in value based on changes in interest rates. When interest rates decline, the value of a portfolio invested in fixed-income securities can be expected to rise. However, proceeds from investments may be reinvested at lower rates of return. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities can be expected to decline. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
•Credit Risk. The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments.
•Below Investment-Grade Securities Risk. Below investment-grade securities, commonly referred to as “high yield” securities or “junk bonds,” are rated below investment grade by all NRSROs that have rated the security, meaning that no NRSRO has rated the security investment-grade or, if unrated, determined by the Adviser to be of comparable quality. These securities are considered speculative and involve greater risk of default or price volatility than investment-grade securities. Below investment-grade securities may be more sensitive to adverse changes in the issuer’s financial condition, general economic conditions, or market liquidity.

•Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. Prepayment risk is a major risk of mortgage-backed securities.
•Extension Risk. An issuer may pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease.
•Risks Associated with Asset-Backed Securities. These include Economic and Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above). During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
•Risks Associated with Mortgage-Backed Securities. These include Economic and Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above) as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.
•U.S. Government Securities Risk. Some U.S. government securities, such as Treasury Bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although GSEs may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
•Municipal Bond Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities.
•Corporate Bond Risk. The Fund will invest in corporate bonds, which are debt instruments issued by corporations to raise capital. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
•Convertible Securities Risk. Convertible securities are subject to the risks of both debt securities and equity securities. The value of a convertible security may decline as interest rates rise or if the issuer’s credit quality deteriorates, and may also fluctuate based on changes in the market price of the issuer’s common stock or other underlying equity security.
•Risks Associated with Inflation and Deflation. Inflation risk is the risk that increasing prices throughout the economy may erode the purchasing power of an investment over time. Deflation risk is the risk that prices throughout the economy decline over time – the opposite of inflation.
•Liquidity Risk. Low or lack of trading volume may make it difficult to sell instruments held by the Fund at quoted market prices. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.
•Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if securities of companies in such a sector comprised a lesser portion of the Fund’s portfolio.
Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.davidson-funds.com.
Management

Adviser:	Davidson Investment Advisors, Inc.
Portfolio Managers:
The following individuals serve as portfolio managers to the Fund:
•Michael P. Kubas, CFA, Senior Vice President and Portfolio Manager of the Adviser, has been portfolio manager of the Fund since its inception in 2026
•Peyton M. Studebaker, Senior Vice President and Portfolio Manager of the Adviser, has been portfolio manager of the Fund since its inception in 2026
•Robert De Meulenaere, CFA, Senior Vice President and Portfolio Manager of the Adviser, has been portfolio manager of the Fund since its inception in 2026

Purchase and Sale of Fund Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 10,000 shares though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.davidson-funds.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary such as a bank (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.